                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[ ] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
            NUVEEN INSURED NEW YORK SELECT TAX-FREE INCOME PORTFOLIO
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, schedule or registration statement no.:

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(3) Filing party:

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(4) Date filed:

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

                                 * JUNE 2001 *

                                IMPORTANT NOTICE
                    TO NUVEEN SELECT PORTFOLIO SHAREHOLDERS
QUESTIONS & ANSWERS
Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.
Q.  WHY AM I RECEIVING THIS PROXY STATEMENT?
A. Companies listed on the New York Stock Exchange such as your Select Portfolio are required to hold annual meetings to approve the election of Trustees and ratify the selection of independent public accountants. In addition, such companies are required to obtain shareholder approval for certain changes to their organizational documents and, in the case of investment companies, investment policies. Items your Fund is seeking shareholder approval on include:
- For each Fund, an amendment to the Declaration of Trust to permit investment in potentially higher yielding investment grade bonds by eliminating the termination date and extend its investment operations indefinitely.
- For the Insured Funds, an amendment to a fundamental investment policy to permit greater diversification through investment in potentially higher yielding uninsured investment-grade bonds.
- To elect seven (7) trustees to serve for each Fund until the next annual meeting.
- Ratification of the selection of Ernst & Young LLP as independent public accountants for each Fund.
Please refer to the proxy statement for a detailed explanation of the proposed items.
Q.  HOW WILL THE PROPOSALS AFFECT ME AS A FUND SHAREHOLDER?
A. Changing each Fund's Declaration of Trust to eliminate its termination date will extend the investment operations of each Fund indefinitely. In addition, it will give the investment manager greater investment flexibility to pursue the Fund's stated investment objective.
    Changing the fundamental policy concerning insurance for the Insured Funds potentially improves the investment manager's ability to achieve a higher yield while still investing in investment grade municipal bonds. Changes to the investment policy regarding insurance may be viewed as increasing the risk profile of the Fund because the Fund's assets will be invested in lower rated, uninsured securities.
Q.  WILL MY VOTE MAKE A DIFFERENCE?
A. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response to these items will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund(s).
Q.  HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?
A. After careful consideration, the trustees of your Fund unanimously recommend that you vote "FOR" each of the items proposed.
Q.  WHO DO I CALL IF I HAVE QUESTIONS?
A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial advisor or Nuveen at (800) 257-8787 weekdays from 7:00 a.m. to 7:00 p.m. Central time.
Q.  HOW DO I VOTE MY SHARES?
A. You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage-paid envelope. In addition, you may vote by telephone by calling the toll free number on the proxy card(s) or by computer over the Internet (www.proxyvote.com) and using the control number on the proxy card(s).
Q.  WILL ANYONE CONTACT ME?
A. You may receive a call to verify that you received your proxy materials and to answer any questions you may have about the proposals.

NOTICE OF ANNUAL MEETINGS                                    333 West Wacker Drive
OF SHAREHOLDERS - AUGUST 1, 2001                             Chicago, Illinois
                                                             60606
                                                             (800) 257-8787

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
NUVEEN INSURED CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN INSURED NEW YORK SELECT TAX-FREE INCOME PORTFOLIO

June   , 2001

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Insured California Select Tax-Free Income Portfolio (Insured California) and Nuveen Insured New York Select Tax-Free Income Portfolio (Insured New York), each a Massachusetts business trust (each, a "Fund" and, collectively, the "Funds"), will be held in the sixth floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Wednesday, August 1, 2001, at 10:30 a.m., Chicago time, for the following purposes:

    1. For each Fund, to approve an amendment to the Declaration of Trust to eliminate the termination date and extend its investment operations indefinitely.

    2. For the Insured California and Insured New York Funds, to approve an amendment to a fundamental investment policy to permit investment in uninsured investment grade bonds.

    3. For each Fund, to elect seven (7) trustees to serve for each Fund until the next Annual Meeting and until their successors shall have been duly elected and qualified.

    4. For each Fund, to ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending March 31, 2002.

    5. To transact such other business as may properly come before the Annual Meeting.

Shareholders of record of each Fund at the close of business on June 5, 2001 are entitled to notice of and to vote at that Fund's Annual Meeting.

YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT

JUNE     , 2001                                               333 West Wacker
                                                              Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR)
NUVEEN INSURED CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)
NUVEEN INSURED NEW YORK SELECT TAX-FREE INCOME PORTFOLIO (NXN)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of each of Nuveen Select Tax-Free Income Portfolio ("Select Portfolio"), Nuveen Select Tax-Free Income Portfolio 2 ("Select Portfolio 2"), Nuveen Select Tax-Free Income Portfolio 3 ("Select Portfolio 3"), Nuveen Insured California Select Tax-Free Income Portfolio ("Insured California") and Nuveen Insured New York Select Tax-Free Income Portfolio ("Insured New York") (each a "Fund" and collectively the "Funds") of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on August 1, 2001 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the approval of an amendment to the Declaration of Trust to eliminate the termination date and extend its investment operations indefinitely, FOR the election of the seven nominees for trustee, as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors; and for the Insured California and Insured New York Funds only, FOR the approval of an amendment to a fundamental investment policy to permit investment in uninsured investment grade bonds. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

The Board of Trustees of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the same matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at each Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting powers on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted to the shareholders for a vote, abstentions and broker non-votes will have no effect in the election of trustees (the seven nominees receiving the largest number of votes will be elected) and will be treated as shares voted against ratification of the selection of independent auditors and the proposals to amend each Fund's Declaration of Trust and to amend a fundamental policy of the Insured California and Insured New York Funds. The details of all proposals to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

Those persons who were shareholders of record at the close of business on June 5, 2001 will be entitled to one vote for each share held. As of June 5, 2001, shares of the Funds were issued and outstanding as follows:

--------------------------------------------------
      FUND         NYSE TICKER SYMBOL     SHARES
--------------------------------------------------
Select Portfolio          NXP           16,378,105
Select Portfolio
  2                       NXQ           17,607,068
Select Portfolio
  3                       NXR           12,964,124
Insured
  California              NXC            6,259,022
Insured New York          NXN            3,907,069

This Proxy Statement is first being mailed to shareholders of the Funds on or
about June   , 2001.

1. AMENDMENT TO DECLARATIONS OF TRUST

BACKGROUND INFORMATION ON THE FUNDS

Select Portfolio, Select Portfolio 2 and Select Portfolio 3 (the "Select
Funds").

The investment objective of each Fund is to provide stable dividends exempt from regular federal income tax, consistent with preservation of capital. Each Select Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of long-term investment-grade quality municipal obligations which are judged by Nuveen Institutional Advisory Corp. (the "Adviser" or "NIAC") to represent the best long-term values among those municipal obligations that satisfy the Fund's credit quality standards. Each Select Fund will only purchase municipal obligations rated within the four highest grades (BBB or Baa or better as rated by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), respectively), except that up to 20% of each Fund's assets may be invested in unrated municipal obligations which, in the judgement of NIAC, are of comparable quality to those so rated. Each Select Fund may also invest up to 20% of its net assets in municipal obligations that pay interest subject to the U.S. federal alternative minimum tax. In addition, in order to keep cash on hand fully invested, each Select Fund may invest in high quality short-term tax-exempt and taxable temporary investments.

Insured California and Insured New York (the "Insured Funds")

The investment objective of each Insured Fund is to provide stable dividends exempt from regular federal income tax, as well as California personal income tax for the Insured California Fund and New York State and New York City personal income tax for the Insured New York Fund, consistent with preservation of capital. Each Insured Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of long-term state investment-grade quality municipal obligations which are either covered by insurance guaranteeing the timely payment of principal and interest thereon or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government Agency securities to ensure timely payment of principal and interest and which are judged by NIAC to represent the best long-term values among those state municipal obligations that satisfy each Fund's credit quality standards. Municipal obligations backed by an escrow or trust will not constitute more than 20% of an Insured Fund's net assets. Each Insured Fund may also invest up to 20% of its net assets in municipal obligations that pay interest subject to the U.S. federal alternative minimum tax. In addition, in order to keep cash on hand fully invested, each Insured Fund may invest in high quality short-term tax-exempt and taxable temporary investments.

Select Portfolio, Select Portfolio 2, Select Portfolio 3, Insured California, Insured New York

Although organized as closed-end investment companies which generally continue to operate indefinitely, each of the Funds was organized in 1992 to terminate approximately 20-25 years after the date of its offering of shares. More specifically, under each Fund's Declaration of Trust, the respective Fund will terminate on the dates specified on the table below if not terminated sooner in accordance with certain provisions.

-----------------------------------
      FUND         TERMINATION DATE
-----------------------------------
Select Portfolio   March 31, 2017
Select Portfolio
  2                June 30, 2017
Select Portfolio
  3                July 31, 2017
Insured
  California       June 30, 2017
Insured New York   June 30, 2017

In addition, the Funds were originally organized to be passively managed. NIAC initially assembled relatively fixed investment portfolios that emphasized municipal obligations that had maturities of approximately 18 to 28 years and that had an average maturity of approximately 20-25 years. The bonds in each Fund's portfolio were selected so that they, on average, would not be redeemed at the option of the issuer thereof for approximately 7 to 8 years from the date of purchase by the applicable Fund.

Further, under each Fund's current non-fundamental investment policies, NIAC is subject to limitations concerning the manner in which the portfolio of the respective Fund can be adjusted, including a limitation that NIAC will adjust the Fund's portfolio by purchasing municipal obligations that have, at the time of purchase, a maturity which approximates the expected termination date of the Fund.

The Board of Trustees of each Fund proposes that shareholders approve an amendment to each Fund's Declaration of Trust to eliminate the termination date for the Fund permitting the Fund to operate indefinitely.

CONSIDERATIONS OF THE BOARD OF TRUSTEES

At a regular meeting of the Board of Trustees of each Fund held on June 2, 2001, NIAC, the investment adviser to the Funds, recommended, and the Board approved, the elimination of the termination date for each of the Funds. The Board also approved the elimination of each Fund's non-fundamental investment policy that required NIAC to adjust the portfolios of the Funds by purchasing municipal obligations that have at the time of the purchase a maturity which approximates the expected termination date of the respective Fund. Non-fundamental investment policies may be changed by the Board of Trustees without shareholder vote. NIAC believes that elimination of the termination dates and the above non-fundamental policy will benefit the Funds by providing NIAC with greater investment flexibility to pursue its stated investment objectives.

If the termination dates are not eliminated, NIAC believes that it will unduly impair the Funds' ability to achieve their respective investment objectives. Because of the termination date, the Fund's current investment policy restricts the Funds from purchasing securities that at the time of purchase have maturities beyond the Funds' termination dates. As a Fund approaches termination, the municipal securities eligible to be purchased for the Funds will have shorter maturities. Under normal market conditions, these shorter-term market securities generally pay a lower interest rate than similar securities with longer maturities. In addition, the Funds would likely hold a greater portion of their assets in cash and cash equivalents as termination approaches. As a result of the foregoing, under normal market conditions, the Funds would likely be required to reduce dividend rates.

The Board of Trustees of each Fund believes it is in the best interests of shareholders to amend the Declaration of Trust to eliminate the termination dates and recommends that shareholders approve the amendment. The Board believes that eliminating the termination dates will provide NIAC with greater investment flexibility that will enhance its ability to achieve the Funds' investment objectives. Without the termination dates, the Funds may invest in municipal obligations with maturities that are not tied to a Fund's termination date. Further, the Board believes that if the termination dates are not eliminated, the Funds may become less attractive to investors as they approach termination which may have a negative impact on the price at which shares of the Funds trade on the New York Stock Exchange. The Board of Trustees also considered the benefits NIAC may realize in connection with the proposal, including the receipt of investment advisory fees from the Funds beyond the termination dates. (Although NIAC will have greater investment flexibility, there is no increase in advisory fee rates proposed.) After careful consideration of the above factors and such other information as the Board deemed relevant, the Board of Trustees of each Fund unanimously approved the proposed amendments to the Declaration of Trust of each such Fund.

SHAREHOLDER APPROVAL

To become effective, the proposed amendments to each respective Declaration of Trust must be approved by a vote of a majority of the outstanding common shares of each Fund. The "vote of a majority of the outstanding voting securities" is defined in the Investment Company Act of 1940 (the "1940 Act") as the lesser of the vote of (i) 67% or more of the shares of the respective Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or

(ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The proposed amendments were unanimously approved by the Board of Trustees of each Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Boards of Trustees also unanimously determined to submit each amendment for consideration by the shareholders of the Funds.

THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENTS TO EACH FUND'S DECLARATION OF TRUST.

2. APPROVAL OF AN AMENDMENT TO CHANGE THE FUNDAMENTAL INVESTMENT POLICY OF THE INSURED FUNDS TO PERMIT INVESTMENT IN UNINSURED INVESTMENT GRADE BONDS

Currently, the Insured California and Insured New York Funds have fundamental policies requiring all assets to be invested in state municipal bonds that are either covered by insurance guaranteeing the timely payment of principal and interest thereon or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest.

The Board of Trustees of each Insured Fund has determined that, in the best interest of shareholders, the policy regarding insurance should be amended to allow the Adviser to invest all of the Insured Funds' assets in uninsured investment grade municipal obligations and recommends that shareholders of each Insured Fund approve the amendment to its fundamental investment policies to eliminate the restriction to invest all of its assets in insured municipal bonds or bonds backed by an escrow or trust account.

If approved, each Insured Fund will seek to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of state long-term investment-grade quality municipal obligations which are judged by NIAC to represent the best long-term values among those municipal obligations that satisfy the Fund's credit quality standards. Each Insured Fund will only purchase municipal obligation rated within the four highest grades (BBB or Baa or better as rated by S&P or Moody's, respectively), except that up to 20% of each Fund's assets may be invested in unrated municipal obligations which, in the judgment of NIAC, are of comparable quality to those so rated.

The amended investment restrictions would provide the Insured Funds with investment flexibility that is the same as or similar to that currently available to the other Nuveen non-insured exchange-traded closed-end funds, including the Select Funds. Since each of the Insured Funds invests all of its assets in state municipal obligations, each Insured Fund is susceptible to political, economic and regulatory factors affecting issues of such state municipal obligations. If the investment restrictions are amended to eliminate the insurance requirements for Insured Fund portfolio securities, each Insured Fund will be subject to increased credit risks. Credit risk is the risk that a municipal bond issuer will default or be unable to pay principal and interest. While the Insured Funds will only invest in investment grade bonds and bonds rated Baa/BBB are regarded as having an adequate capacity to pay interest and repay principal, insured bonds typically receive the highest ratings given by the rating agencies and are generally considered to be more likely to pay interest and repay principal. Baa/BBB bonds normally exhibit adequate protection parameters, however, adverse economic conditions or changing circumstances over any great length of time are likely to lead such bonds to a weakened capacity to pay interest and repay principal as compared to higher-rated bonds.

CONSIDERATIONS OF THE BOARD OF TRUSTEES

At a meeting of the Board of Trustees of each Fund held on June 2, 2001, NIAC recommended, and the Board approved, the elimination of the fundamental restriction regarding insurance and adopted a policy to allow NIAC to invest all of the Insured Funds' assets in uninsured investment grade municipal obligations. NIAC believes that the change to the fundamental policy will permit NIAC to purchase higher yielding bonds. NIAC believes that there are opportunities under current market conditions to add yield to each Insured Fund's portfolio through investments in uninsured, investment grade bonds and that the Insured Funds would benefit from such increased flexibility.

If the amendment is not adopted, NIAC believes that the Insured Funds may not achieve higher income levels which may be critical to mitigating the impact of calls and providing the potential for better long-term share price performance.

The Board of Trustees of each Insured Fund believes it is in the best interests of shareholders to amend the fundamental investment objective regarding insurance and adopt a policy to allow the Insured Funds to invest in an unlimited amount of investment grade municipal obligations, and recommends that shareholders approve the amendment. The Board believes that amending the fundamental investment policy will provide NIAC with greater investment flexibility that will enhance its ability to achieve the Funds' investment objectives. Further, the Board believes that if the amendments are not approved, the Funds may become less attractive to investors which may have a negative impact on the price at which shares of the Funds trade on the New York Stock Exchange. After careful consideration of the above factors and such other information as the Board deemed relevant, the Board of Trustees of each Fund unanimously approved the proposed amendments to the fundamental investment restriction of each Insured Fund.

If the amendments are approved, the names of the Insured Funds will be changed.

SHAREHOLDER APPROVAL

To become effective, the proposed amendments to the Insured Funds' fundamental investment policy must be approved by a vote of a majority of the outstanding shares of each of Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the respective Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The proposed amendments were unanimously approved by the Board of Trustees of each Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Boards of Trustees also unanimously determined to submit each amendment for consideration by the shareholders of the Insured Funds.

THE BOARD OF TRUSTEES OF EACH INSURED FUND RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT POLICY.

3. ELECTION OF TRUSTEES OF EACH FUND

At each Fund's Annual Meeting, seven (7) trustees are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. The affirmative vote of a plurality of the shares present and entitled to vote will be required to elect the trustees of each Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a trustee of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board of Trustees.

Other than Mr. Schwertfeger, none of the trustees have ever been a director or an employee of Nuveen Investments ("Nuveen") or any affiliate.

The table below shows each nominee's date of birth, principal occupation and other business affiliations and the number of shares of the Funds which each nominee beneficially owned as of April 30, 2001. Messrs. Bacon, Kissick and Leafstrand have been trustees of the Funds since each Fund was organized in 1992. Ms. Wellington and Mr. Schwertfeger were elected as trustees in 1994 and 1996, respectively. Mr. Evans was elected as trustee in 1999. Mr. Bennett was appointed a trustee in January 2001. The nominees for election to the Board are the same for each Fund.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED BELOW.

NOMINEES FOR TRUSTEE OF EACH FUND

--------------------------------------------------------------------------------
                                                                FULL SHARES
                                                           BENEFICIALLY OWNED AS
                                                                    OF
                                                              APRIL 30, 2001
                                                           ---------------------
      NAME, BIRTHDATE AND PRINCIPAL OCCUPATIONS OF           THE      ALL NUVEEN
            NOMINEES AS OF APRIL 30, 2001(1)               FUNDS(2)    FUNDS(3)
--------------------------------------------------------------------------------
James E. Bacon (2/27/31)                                      1,000        5,721
Business consultant and Treasurer, Cathedral of St. John
the Devine (New York City); formerly (1992-1999),
Director of Lone Star Industries, Inc.; previously,
Director and Executive Vice President of U.S. Trust
Corporation and Trustee of United States Trust Company of
New York.
William E. Bennett (10/16/46)                                     0        3,000
Private Investor; previously President and C.E.O. Draper
& Kramer, Inc. (September 1995 - August 1998).

--------------------------------------------------------------------------------
                                                                FULL SHARES
                                                           BENEFICIALLY OWNED AS
                                                                    OF
                                                              APRIL 30, 2001
                                                           ---------------------
      NAME, BIRTHDATE AND PRINCIPAL OCCUPATIONS OF           THE      ALL NUVEEN
            NOMINEES AS OF APRIL 30, 2001(1)               FUNDS(2)    FUNDS(3)
--------------------------------------------------------------------------------
Jack B. Evans (10/22/48)                                          0        9,488
President, The Hall-Perrine Foundation (a private
philanthropic corporation); Director, Alliant Energy;
Director and Vice Chairman United Fire & Casualty
Company; previously, President and Chief Operating
Officer, SCI Financial Group, Inc. (a regional financial
services firm).
William L. Kissick (7/29/32)                                  3,500        5,245
Professor, School of Medicine and the Wharton School of
Management and former Chairman, Leonard Davis Institute
of Health Economics, University of Pennsylvania.
Thomas E. Leafstrand (11/11/31)                               3,552       16,859
Retired; previously, Vice President in charge of
Municipal Underwriting, Trading, and Dealer Sales at The
Northern Trust Company.
*Timothy R. Schwertfeger (3/28/49)                                0      347,225
Chairman (since May 1999), President and Trustee (since
July 1996) of the Funds advised by Nuveen Institutional
Advisory Corp. and the funds advised by Nuveen Senior
Loan Asset Management Inc.; Chairman (since July 1996)
and Director of The John Nuveen Company, Nuveen
Investments, Nuveen Advisory Corp., Nuveen Institutional
Advisory Corp. and the Funds advised by Nuveen Advisory
Corp.; previously, Executive Vice President of The John
Nuveen Company, Nuveen Investments, Nuveen Advisory Corp.
and Nuveen Institutional Advisory Corp.; Chairman and
Director (since January 1997) of Nuveen Asset Management,
Inc.; Chairman and Director of Rittenhouse Financial
Services, Inc. (since March 1999); Chief Executive
Officer and Director of Nuveen Senior Loan Asset
Management Inc. (since September 1999).
Sheila W. Wellington (2/24/32)                                4,000       17,781
President, Catalyst (a not-for-profit organization
focusing on women's leadership development in business
and the professions).
--------------------------------------------------------------------------------

* "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Fund's investment adviser, Nuveen Institutional Advisory Corp.

(1) The trustees are also trustees of 9 open-end funds advised by Nuveen Institutional Advisory Corp. ("NIAC") and two funds managed by Nuveen Senior Loan Asset Management Inc. ("NSLAM"). In addition, Mr. Schwertfeger is a director of 66 closed-end funds and 35 open-end funds advised by Nuveen Advisory Corp. ("NAC").

(2) The shares in this column include the following:

------------------------------------------------------------------------------
                                        SELECT        SELECT         SELECT
                                       PORTFOLIO    PORTFOLIO 2    PORTFOLIO 3
------------------------------------------------------------------------------
James E. Bacon                                            1,000
William L. Kissick                         1,500          1,000          1,000
Thomas E. Leafstrand                       3,150            100            302
Sheila W. Wellington                       1,000          1,000          2,000
------------------------------------------------------------------------------

(3) The number shown reflects the aggregate number of common shares beneficially owned by the nominee in the Funds, the other funds advised by NIAC, the funds advised by NAC (excluding the NAC money market funds) and the funds advised by NSLAM. For each trustee, includes share equivalents of certain Nuveen funds in which the trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under "Compensation." For Mr. Schwertfeger, also includes shares held in Nuveen's 401(k)/Profit Sharing Plan.

No trustee nominee beneficially owned any shares of the Insured California Fund or shares of the Insured New York Fund. The above persons have sole voting power and sole investment power as to the shares listed above, with the exception of Mr. Schwertfeger and Ms. Wellington's shares being held jointly with their respective spouses.

COMPENSATION

The trustees affiliated with Nuveen or NIAC serve without any compensation from the Funds. Trustees who are not affiliated with Nuveen or NIAC ("Independent Trustees") receive a $35,000 annual retainer for serving as a trustee for all funds managed by NIAC, $1,000 fee per day plus expenses for attendance in person at all meetings (other than a meeting of the dividend and valuation committee held solely to declare a dividend) held on a day on which no regular Board meeting is held, $500 for attendance by telephone of such meetings and $200 for attendance in person or by telephone at a meeting of the dividend committee. The annual retainer, fees and expenses are allocated among the Funds on the basis of relative net asset sizes.

The Board of Trustees of certain Nuveen Funds (the "Participating Funds") have adopted a Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, the Independent Trustees of the Participating Funds may defer receipt of all, or a portion of, their compensation for services to the Participating Funds. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more Eligible Funds selected by the participant trustee.

Each of the Funds is a Participating Fund and each Independent Trustee has elected to defer all or a portion of their compensation. Total deferred fees for the Funds for fiscal year 2001 (including the return from the assumed investment in the eligible Nuveen Funds) payable are shown in the Deferred Fees table below.

The table below shows, for each trustee who is not affiliated with Nuveen or NIAC, the aggregate compensation (1) paid by each Fund for its fiscal year ended March 31, 2001 and

(2) the total compensation paid by the funds advised by NIAC and the funds advised by Nuveen Senior Loan Asset Management ("NSLAM") during the calendar year 2000.

COMPENSATION TABLE

----------------------------------------------------------------------------------------------
                                                                                     TOTAL
                                                                                  COMPENSATION
                                                                                  NUVEEN FUNDS
                                                                                    PAID TO
   NAME OF TRUSTEE         AGGREGATE COMPENSATION FROM EACH OF THE FUNDS(1)       TRUSTEES(2)
---------------------  ---------------------------------------------------------  ------------
                        SELECT      SELECT       SELECT      INSURED    INSURED
                       PORTFOLIO  PORTFOLIO 2  PORTFOLIO 3  CALIFORNIA  NEW YORK
                       ---------------------------------------------------------
James E. Bacon            $3,971       $4,228       $3,026      $1,489      $912       $45,500
William E. Bennett(3)
Jack B. Evans              3,928        4,182        2,994       1,473       902        45,500
William L. Kissick         3,934        4,188        2,998       1,475       904        45,500
Thomas E. Leafstrand       3,908        4,159        2,982       1,476       911        47,100
Sheila W. Wellington       3,658        3,893        2,787       1,372       840        45,500
----------------------------------------------------------------------------------------------

(1) Includes deferred fees. Pursuant to the Plan, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one of more eligible Nuveen Funds.

(2) Includes compensation for service on the Board of the Funds, the open-end funds advised by NIAC, and the funds advised by NSLAM.

(3) Mr. Bennett, who was appointed to the Board on January 31, 2001, did not receive any compensation in the timeframe reflected in the table.

                                                         DEFERRED FEES
                                 -------------------------------------------------------------
                                  SELECT       SELECT        SELECT       INSURED     INSURED
                                 PORTFOLIO   PORTFOLIO 2   PORTFOLIO 3   CALIFORNIA   NEW YORK
-------------------------------  -------------------------------------------------------------
James E. Bacon                   $   1,722   $     1,833   $     1,312   $      646   $    396
Jack B. Evans                        1,829         1,947         1,394          686        420
William L. Kissick                   1,490         1,586         1,135          559        342
Thomas E. Leafstrand                 1,744         1,856         1,331          659        407
Sheila W. Wellington                 3,658         3,893         2,787        1,372        840
----------------------------------------------------------------------------------------------

The John Nuveen Company (JNC) maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program.

The Independent Trustees of the Funds are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of an Independent Trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the corporate contributions committee of JNC. The Independent Trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Independent Trustees, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the corporate contributions committee.

William L. Kissick and Timothy R. Schwertfeger serve as the current members of the executive committee of each Fund's Board of Trustees. Each Fund's executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. The respective executive committees of the Funds held no meetings during the fiscal year ended March 31, 2001.

William E. Bennett, Thomas E. Leafstrand and Timothy R. Schwertfeger are the current members of the dividend and valuation committee for each Fund. The dividend and valuation committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend and valuation committee of each Fund held twelve meetings during the period from April 1, 2000 through the Funds' fiscal year end of March 31, 2001.

Each Fund's Board of Trustees has an audit committee currently composed of James
E. Bacon, William E. Bennett, Jack B. Evans, William L. Kissick and Thomas E. Leafstrand, trustees of the Funds who are not "interested persons" of the Funds who are "independent" as that term is defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. Each Fund's audit committee reviews the work and any recommendations of that Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Trustees. The audit committee has adopted a written charter. A copy of the written charter is attached as Appendix A to this proxy statement. The respective audit committees of the Funds held three meetings during the fiscal year ended March 31, 2001.

Nomination of those trustees who are not "interested persons" of a Fund is committed to a nominating and governance committee composed of the trustees who are not "interested persons" of that Fund. Members of each Fund's nominating and governance committee are James E. Bacon, William E. Bennett, Jack B. Evans, William L. Kissick, Thomas E. Leafstrand and Sheila W. Wellington. Each Fund's nominating and governance committee identifies and recommends individuals to be nominated for election as non-interested trustees as well as reviewing matters relating to the composition, duties, recruitment, independence and tenure of Trustees; the selection and review of Committee assignments; and Trustee education, Board meetings and Board performance. The respective nominating and governance committees of the Funds held three meetings during the fiscal year ended March 31, 2001. No policy or procedure has been established as to the recommendation of trustee nominees by shareholders.

The respective Board of Trustees of each Fund held four regular board meetings and one special board meeting during the fiscal year ended March 31, 2001. During the last fiscal year, each Board member attended 75% or more of each Fund's Board meetings and committee meetings (if a member thereof) except for Mr. Bennett who joined the Board on January 31, 2001.

Each Fund has the same executive officers. The following table sets forth information with respect to each executive officer of the Funds, other than Mr. Schwertfeger who is a trustee and included in the table relating to the nominees for the Board. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire in July 2001. The Board will consider the election of officers at the Board meeting to be held after the Annual Meetings, to serve until July 2002 and as set forth in each Fund's by-laws.

----------------------------------------------------------------------------------
  NAME, BIRTHDATE AND PRINCIPAL OCCUPATIONS
  OF EXECUTIVE OFFICERS AS OF APRIL 30, 2001      POSITIONS AND OFFICES WITH FUNDS
----------------------------------------------------------------------------------
Alan G. Berkshire (12/28/60)                      Vice President and Assistant
Senior Vice President (since May 1999),           Secretary (since May 1998)
General Counsel (since September 1997) and
Secretary (since May 1998) of The John Nuveen
Company, Nuveen Investments, Nuveen Advisory
Corp. and Nuveen Institutional Advisory Corp.
and Nuveen Asset Management, Inc.; Senior Vice
President and Secretary (since September 1999)
of Nuveen Senior Loan Asset Management Inc.;
prior to September 1997, Partner in the law
firm of Kirkland & Ellis.
Peter H. D'Arrigo (11/28/67)                      Vice President and Treasurer
Vice President of Nuveen Investments (since       (since January 1999)
January 1999); prior thereto, Assistant Vice
President (January 1997 - January 1999);
formerly, Associate of John Nuveen & Co.
Incorporated; Vice President and Treasurer of
Nuveen Senior Loan Asset Management Inc.
(since September 1999); Chartered Financial
Analyst.
Michael S. Davern (6/26/57)                       Vice President (since July 1999)
Vice President of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp. (since
January 1997); prior thereto, Vice President
of Flagship Financial Inc. (September
1991 - January 1997).
Lorna C. Ferguson (10/24/45)                      Vice President (since February
Vice President of Nuveen Investments and          1998)
(since January 1998) Vice President of Nuveen
Advisory Corp. and Nuveen Institutional
Advisory Corp.
William M. Fitzgerald (3/2/64)                    Vice President (since July 1999)
Vice President of Nuveen Advisory Corp. (since
December 1995); prior thereto, Assistant Vice
President of Nuveen Advisory Corp. (September
1992 - December 1995); Chartered Financial
Analyst.
Stephen D. Foy (5/31/54)                          Vice President and Controller
Vice President of Nuveen Investments and          (since May 1998)
(since May 1998) The John Nuveen Company;
Certified Public Accountant.
J. Thomas Futrell (7/5/55)                        Vice President (since July 1999)
Vice President of Nuveen Advisory Corp;
Chartered Financial Analyst.
Richard A. Huber (3/26/63)                        Vice President (since July 1999)
Vice President of Nuveen Institutional
Advisory Corp. (since March 1998) and Nuveen
Advisory Corp. (since January 1997); prior
thereto, Vice President and Portfolio Manager
of Flagship Financial Inc.

----------------------------------------------------------------------------------
  NAME, BIRTHDATE AND PRINCIPAL OCCUPATIONS
  OF EXECUTIVE OFFICERS AS OF APRIL 30, 2001      POSITIONS AND OFFICES WITH FUNDS
----------------------------------------------------------------------------------
Steven J. Krupa (8/21/57)                         Vice President (since July 1999)
Vice President of Nuveen Advisory Corp.
David J. Lamb (3/22/63)                           Vice President (since July 2000)
Vice President of Nuveen Investments (since
March 2000): prior thereto, Assistant Vice
President (January 1999 - March 2000),
formerly, Associate of Nuveen Investments;
Certified Public Accountant.
Larry W. Martin (7/27/51)                         Vice President (since August
Vice President, Assistant Secretary and           1994) and Assistant Secretary
Assistant General Counsel of Nuveen               (since organization)
Investments; Vice President and Assistant
Secretary of Nuveen Advisory Corp., Nuveen
Institutional Advisory Corp. and Nuveen Senior
Loan Asset Management Inc. (since September
1999); Assistant Secretary of The John Nuveen
Company; Assistant Secretary of Nuveen Asset
Management (since January 1997).
Edward F. Neild IV (7/7/65)                       Vice President (since July 1998)
Vice President of Nuveen Investments (since
July 2000); formerly, Vice President of Nuveen
Advisory Corp. (September 1996 - August 2000);
prior thereto, Assistant Vice President
(December 1993 - September 1996); formerly,
Vice President of Nuveen Institutional
Advisory Corp. (September 1996 - August 2000);
prior thereto, Assistant Vice President (May
1995 - September 1996) and portfolio manager;
Chartered Financial Analyst.
Stephen S. Peterson (9/20/57)                     Vice President (since July 1999)
Vice President (since September 1997);
Assistant Vice President (September
1996 - September 1997) and Portfolio Manager
prior thereto, of Nuveen Advisory Corp.;
Chartered Financial Analyst.
Thomas C. Spalding, Jr. (7/31/51)                 Vice President (since July 1999)
Vice President of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.; Chartered
Financial Analyst.
Gifford R. Zimmerman, (9/9/56)                    Vice President (since August
Vice President, Assistant Secretary and           1994) and Secretary (since May
Associate General Counsel of Nuveen               1998)
Investments; Vice President, General Counsel
and Assistant Secretary of Nuveen Advisory
Corp. and Nuveen Institutional Advisory Corp.;
Vice President and Assistant Secretary of
Nuveen Senior Loan Asset Management Inc.
(since September 1999); Assistant Secretary of
The John Nuveen Company; Chartered Financial
Analyst.
----------------------------------------------------------------------------------

On April 30, 2001, trustees and executive officers of the Funds as a group beneficially owned 566,133 common shares of all of the Nuveen Funds managed by NIAC, NAC, and NSLAM (including share equivalents of certain Nuveen Funds in which the trustee is deemed to be invested in connection with the deferral of compensation by Board trustees pursuant to the Plan and shares held by the executive officers in Nuveen's 401(k)/Profit Sharing Plan, but excluding shares of the NAC money market funds). As of April 30, 2001 the trustees and executive officers of the Funds as a group owned less than 1% of the outstanding shares of each Fund. As of June 5, 2001, no shareholder owned more than 5% of any class of shares of any Fund.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), require each Fund's officers and trustees, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish each Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, all of the Funds believe that during the fiscal year ending March 31, 2001, all Section 16(a) filing requirements applicable to the Funds' officers and trustees, investment adviser and affiliated persons of the investment adviser were complied with.

                             AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Trustees of each Fund is responsible for assisting the Board in monitoring (1) the quality and integrity of each Fund's financial statements, (2) each Fund's compliance with regulatory requirements, and (3) the independence and performance of each Fund's independent and internal auditors. Among other responsibilities, the Committee reviews, in its oversight capacity, each Fund's annual financial statements with both management and the independent auditors and the Committee meets periodically with the independent and internal auditors to consider their evaluation of each Fund's financial and internal controls. The Committee also recommends to the Board of Trustees, subject to shareholder ratification, the selection of each Fund's independent auditors. The Committee is currently composed of five non-employee trustees and operates under a written charter adopted and approved by the Board of Trustees. Each Committee member is independent as defined by New York Stock Exchange listing standards. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A.

In discharging its duties, the Committee has met with and held discussions with management and each Fund's independent and internal auditors. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Fund's independent auditors provided to the Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Committee discussed with representatives of the independent auditor their firm's independence. As provided in the Audit Committee Charter, it is not the Committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Company's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Committee, the Committee has recommended that the Board of Trustees include the audited consolidated financial statements in each Fund's Annual Report.

James E. Bacon
William R. Bennett
Jack B. Evans
William L. Kissick
Thomas E. Leafstrand

AUDIT AND RELATED FEES

AUDIT FEES. The aggregate fees billed by Ernst & Young LLP for professional services for the audit of each Fund's financial statements for fiscal 2000 were as follows:

-----------------------------------------------------------------------
                          FUND                                AMOUNT
-----------------------------------------------------------------------
Select Portfolio
Select Portfolio 2
Select Portfolio 3
Insured California
Insured New York
-----------------------------------------------------------------------

ALL OTHER FEES. The aggregate fees billed to Nuveen for all other services
rendered by Ernst & Young LLP for the calendar year 2000 were $       .

The Audit Committee has determined that the provision of services rendered above for all other fees, is compatible with maintaining Ernst & Young LLP's independence.

4. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board of Trustees who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund for the fiscal year ending March 31, 2002. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as auditors and independent accountants. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be available to respond to any appropriate questions raised at the Annual Meeting and to make a statement if he or she wishes.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER AND THE INVESTMENT MANAGEMENT AGREEMENTS

NIAC, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, also located at

333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc., ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter in the initial public offerings of shares of Select Portfolio, Select Portfolio 2, Select Portfolio 3, Insured California and Insured New York in 1992.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 2002, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333
West Wacker Drive, Chicago, Illinois 60606, not later than February   , 2002. A
shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside the process of Rule 14a-8 must
submit such written notice not later than May   , 2002. Timely submission of a
proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds, pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of any Fund, by officers or employees of Nuveen or NIAC, or by dealers and their representatives.

ANNUAL REPORT DELIVERY

Annual reports were sent following the Funds' fiscal year to shareholders then of record. Each of the Funds will furnish, without charge, a copy of its annual report to its shareholders upon request. Such written or oral requests should be directed to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that others will present any other items of business at any Fund's Annual Meeting. However, if other matters are properly presented to an Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of the meeting.

Failure of a quorum to be present at any Fund's Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

                                                                      APPENDIX A

                     NUVEEN MANAGEMENT INVESTMENT COMPANIES

                            AUDIT COMMITTEES CHARTER

                                   July, 2000

ORGANIZATION

There shall be a committee of each Board of Directors/Trustees of the Nuveen Management Investment Companies to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors/Trustees. Audit Committee members shall be independent of the Management Investment Companies and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as a committee member. Each such member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/ Trustees, exercising their business judgment.

STATEMENT OF POLICY

The Audit Committee shall assist the Board in monitoring (1) the accounting and reporting policies and practices of the Management Investment Companies (hereafter referred to as "Funds" or individually "Fund"), (2) the quality and integrity of the financial statements of the Funds, (3) the compliance by the Funds with legal and regulatory requirements and (4) the independence and performance of the external and internal auditors. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors, the independent auditors, the internal auditors and the management of Nuveen.

The Audit Committee shall have the authority in its discretion to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the John Nuveen Company or the Funds' independent auditors or outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the ultimate responsibility of the Board and the Audit Committee for selection, evaluation and replacement of the independent auditors.

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Funds.

The Audit Committee is responsible for the following:

     Fund Financial Statements:

       1. Reviewing the annual audited financial statements with Fund management including major issues regarding accounting and auditing principles and practices.

       2. Requiring the independent auditors to deliver to the Chairman of the Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under SAS 61, that arise during the auditor's review of the Fund's financial statements, which information shall be further communicated by the Chairman to the other members of the Committee, as deemed necessary or appropriate in the judgment of the Chairman.

     With respect to the independent auditors:

       3. Receiving periodic reports (including a formal written statement delineating all relationships between the auditors and the Funds) from the firms of independent auditors regarding their independence, their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and discussing such reports with the auditors.

       4. Reviewing and recommending to the Directors/Trustees the independent auditors to be selected to audit the annual financial statements of the Funds.

       5. Meeting with the independent auditors and Fund management to review the scope and fees of the proposed audits for the current year and the audit procedures to be utilized. At the conclusion of the audit, reviewing such audit results, including any comments or recommendations of the independent auditors, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

       6. Providing sufficient opportunity at all meetings of the Audit Committee for the independent auditors to meet with the members of the Audit Committee without members of Fund management being present.

     With respect to any internal auditor:

       7. Reviewing the internal audit function as it relates to the Funds including the proposed programs for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

       8. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

     Other responsibilities:

       9. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

      10. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and elicit any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures which might be deemed illegal or otherwise improper.

      11. Reviewing the reports of examinations by regulatory authorities.

      12. Reporting to the Directors/Trustees on the results of the activities of the Committee.

      13. Performing any special reviews, investigations or oversight responsibilities requested by the Directors/Trustees.

      14. With respect to the Exchange-Traded Funds, preparing any report required by the rules of the SEC to be included in a proxy statement for a fund.

      15. Reviewing and reassessing annually the adequacy of this charter and providing a recommendation to the Board of Directors/Trustees for approval of any proposed changes deemed necessary or advisable by the Committee.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

NUVEEN INVESTMENTS LOGO

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                            NXP701

                            NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
[NUVEEN LOGO]               NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
NUVEEN INVESTMENTS          NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
333 WEST WACKER DRIVE       NUVEEN INSURED CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
CHICAGO, IL 60606-1286      NUVEEN INSURED NEW YORK SELECT TAX-FREE INCOME PORTFOLIO

                         ANNUAL MEETING OF SHAREHOLDERS

                                 COMMON SHARES

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE ANNUAL MEETING OF SHAREHOLDERS, AUGUST 1, 2001

The annual meeting of shareholders will be held Wednesday, August 1, 2001, at 10:30 a.m. Central Time, in the sixth floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the attached proxy statement. The undersigned hereby appoints Timothy R. Schwertfeger, Larry W. Martin and
Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on August 1, 2001, or any adjournment or adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

                                                                [CONTROL NUMBER]
--------------------------------------------------------------------------------
NUVEEN SELECT PORTFOLIO

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
-------------------------------------------------------------------------------
VOTE ON PROPOSALS

1. FOR APPROVAL OF AN AMENDMENT   FOR     AGAINST     ABSTAIN
TO ITS DECLARATION OF TRUST       / /       / /         / /

2. FOR INSURED FUNDS ONLY,        FOR     AGAINST     ABSTAIN
FOR APPROVAL OF A CHANGE IN A     / /       / /         / /
FUNDAMENTAL INVESTMENT POLICY

3. ELECTION OF NOMINEES TO THE BOARD
(01) James E. Bacon               FOR     WITHHOLD    FOR ALL
(02) William E. Bennett           ALL       ALL       EXCEPT
(03) Jack B. Evans                / /       / /         / /
(04) William L. Kissick
(05) Thomas E. Leafstrand
(06) Timothy R. Schwertfeger
(07) Sheila W. Wellington

                         To withhold authority to vote for an individual nominee mark the box "For All Except" and write the nominee's number on the line below.

                         ---------------------------------



4. RATIFICATION OF THE SELECTION  FOR     AGAINST     ABSTAIN
OF ERNST & YOUNG LLP AS           / /       / /         / /
INDEPENDENT AUDITORS FOR
THE CURRENT FISCAL YEAR

-------------------------------------------------------------------------------

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE ((800) 690-6903) OR OVER THE INTERNET (www.proxyvote.com).

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.

The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust or corporation, please state your title or capacity.

------------------------------------------  ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date   Signature [Joint Owners]     Date